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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549



                                FORM 8-K



                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)  October 1, 1997
                                                       -----------------


                          LINDBERG CORPORATION
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         (Exact Name of Registrant as Specified in Its Charter)


                                DELAWARE
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             (State or Other Jurisdiction of Incorporation)


           0-8287                              36-1391480
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   (Commission File Number)       (I.R.S. Employer Identification No.)


   6133 North River Road, Suite 700, Rosemont, Illinois   60018
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      (Address of Principal Executive Offices)         (Zip Code)


                              (847) 823-2021
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         (Registrant's Telephone Number, Including Area Code)

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      Item 2:   Acquisition or Disposition of Assets

      Pursuant to a partnership agreement, dated July 1, 1994, the registrant held a 50% partnership interest in a California general partnership (the "Partnership" ) engaged in the business of aluminum and titanium heat treating. The remaining partnership interests of the Partnership were held respectively by Aerospace Aluminum Heat Treating Company, a California corporation ( "Aerospace"), and Alta Canada Corporation, a California corporation ( "Alta", and collectively with Aerospace, the "Sellers" ). On October 1, 1997, the registrant purchased all the partnership interests of the Partnership held by the Sellers. Immediately upon the consummation of the transaction, the registrant held 100% of the partnership interest in the Partnership. The registrant paid $6.5 million in cash to the Sellers at the closing and delivered promissory notes in the aggregate principal amount of $6.5 million. Immediately following the closing of the acquisition, the registrant contributed the assets and liabilities of the partnership to its wholly-owned limited liability company, Alumatherm Heat Treating Company, L.L.C., a Delaware limited liability Company ( "Alumatherm"). Alumatherm intends to use the acquired assets in the same manner as they were used prior to the acquisition. The cash portion of the funds paid for the partnership interest purchase was made available under an amended bank credit agreement with Bank of America National Trust and Savings Association.

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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                LINDBERG CORPORATION
                                ----------------------------------------
                                    (Registrant)



   Date  October 15, 1997         By     /s/Stephen S. Penley
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                                  Stephen S. Penley
                                  Senior Vice President, Chief Financial
                                    Officer and Secretary

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                     LINDBERG CORPORATION FORM 8-K

                             Exhibit Index





   Number and Description of Exhibit
   ----------------------------------

     2.  Plan  of  acquisition,  reorganization,
         arrangement, liquidation or succession

         2.1  Partnership   Interest   Purchase
              Agreement, dated October 1, 1997,
              among    Lindberg    Corporation,
              Aerospace Heat  Treating Company,
              Alta   Canada   Corporation,  and
              California          Manufacturing
              Enterprises, Inc.                            attached

     4.   Instruments  defining  the  rights  of
          security holders, including indentures

          4.1 Third  Amendment  to Amended  and
              Restated Credit  Agreement, dated
              September 29, 1997                           attached

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